Momentus Launches Vigoride Orbital Service Vehicle on SpaceX Transporter-6 Mission SAN JOSE, Calif.--(BUSINESS WIRE)-- Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that offers transportation and other in- space infrastructure services, launched its second demonstration flight of the Vigoride Orbital Service Vehicle (OSV) to low-Earth orbit aboard the SpaceX Transporter-6 mission today. Momentus established contact with its Vigoride vehicle on its first orbital pass and confirmed that both solar arrays are deployed, and that the vehicle is generating power and charging its batteries. The Vigoride OSV is designed to support a range of transportation and in-space infrastructure services. A key part of the Vigoride spacecraft is the Microwave Electrothermal Thruster (MET) that is designed to use water as a propellant. The MET is designed to produce thrust by expelling extremely hot gases through a rocket nozzle. Unlike a conventional chemical rocket engine, which creates thrust through a chemical reaction, the MET is designed to create a plasma and thrust using microwave energy. Using the MET, Momentus aims to offer cost-effective, efficient, safe, and environmentally friendly propulsion to meet the demands for in-space transportation and infrastructure services. Priorities for this flight include hosting Caltech’s Space-based Solar Power Project payload, deploying a satellite with the Qosmosys’ Zeus-1 payload, and testing Vigoride’s performance in space, including its MET system. "Today's mission marks the second Momentus Vigoride OSV to arrive in orbit and is the first of four missions slated for 2023,” said Momentus Chief Executive Officer John Rood. “I’m proud of the substantial progress our talented team of engineers continues to make in maturing our technology. On this flight, in addition to meeting our commitments to our customers, we’ll put Vigoride through a series of tests to establish its performance in space. We’re particularly interested in testing the MET as our propulsion system aims to provide greater efficiency than a chemical system while generating a higher thrust than electric propulsion. The outcomes of this mission will continue to inform our approach as we look toward advancing our service offerings and tackling the complex in-space infrastructure needs of government, civil and commercial customers.”

Momentus launched its inaugural mission in May 2022. The Company successfully deployed eight customer satellites during that mission for FOSSA Systems, Orbit NTNU and Bronco Space at the California State Polytechnic University. Read more about Momentus’ recent accomplishments and look ahead at 2023 here. About Momentus Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10 -K filed by the Company on March 9, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space